Certain identified information has been excluded from the exhibit because it is both not material and the type that the Registrant treats as private or confidential.

ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Funds

SPDR Series Trust

OPERATIONAL ETFS

SPDR® Bloomberg Emerging Markets Local Bond ETF

SPDR® Bloomberg International Treasury Bond ETF

SPDR® Bloomberg International Corporate Bond ETF

SPDR® Bloomberg Short Term International Treasury Bond ETF

SPDR® FTSE International Government Inflation-Protected Bond ETF

State Street® SPDR® Bloomberg 1-10 Year TIPS ETF

State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF

State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF

State Street® SPDR® Bloomberg Convertible Securities ETF

State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF

State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF (formerly, SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF)

State Street® SPDR® Bloomberg High Yield Bond ETF

State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF

State Street® SPDR® Bloomberg Short Term High Yield Bond ETF

State Street® SPDR® Dow Jones® REIT ETF

State Street® SPDR® FactSet Innovative Technology ETF

State Street® SPDR® Global Dow ETF

State Street® SPDR® ICE Preferred Securities ETF

State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF

State Street® SPDR® MSCI USA Climate Paris Aligned ETF

State Street® SPDR® MSCI USA Gender Diversity ETF

State Street® SPDR® MSCI USA StrategicFactorsSM ETF

State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF

State Street® SPDR® Nuveen ICE Municipal Bond ETF

State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF

State Street® SPDR® NYSE Technology ETF

State Street® SPDR® Portfolio Aggregate Bond ETF

State Street® SPDR® Portfolio Corporate Bond ETF

State Street® SPDR® Portfolio High Yield Bond ETF

State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF

State Street® SPDR® Portfolio Intermediate Term Treasury ETF

State Street® SPDR® Portfolio Long Term Corporate Bond ETF

State Street® SPDR® Portfolio Long Term Treasury ETF

State Street® SPDR® Portfolio Mortgage Backed Bond ETF

State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF

State Street® SPDR® Portfolio S&P 500® ETF

State Street® SPDR® Portfolio S&P 500® Growth ETF

State Street® SPDR® Portfolio S&P 500® High Dividend ETF

State Street® SPDR® Portfolio S&P 500® Value ETF

State Street® SPDR® Portfolio S&P 600TM Small Cap ETF

State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF

State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF

State Street® SPDR® Portfolio Short Term Corporate Bond ETF

State Street® SPDR® Portfolio Short Term Treasury ETF

State Street® SPDR® Portfolio TIPS ETF

State Street® SPDR® Portfolio Treasury ETF

State Street® SPDR® Portfolio Ultra Short T-Bill ETF

State Street® SPDR® Russell 1000 Low Volatility Focus ETF

State Street® SPDR® Russell 1000 Momentum Focus ETF

State Street® SPDR® Russell 1000 Yield Focus ETF

State Street® SPDR® S&P 400TM Mid Cap Growth ETF

State Street® SPDR® S&P 400TM Mid Cap Value ETF

State Street® SPDR® S&P 500® ESG ETF

State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF

State Street® SPDR® S&P 600TM Small Cap Growth ETF

State Street® SPDR® S&P 600TM Small Cap Value ETF

State Street® SPDR® S&P® 1500 Momentum Tilt ETF

State Street® SPDR® S&P® 1500 Value Tilt ETF

State Street® SPDR® S&P® Aerospace & Defense ETF

State Street® SPDR® S&P® Bank ETF

State Street® SPDR® S&P® Biotech ETF

State Street® SPDR® S&P® Capital Markets ETF

State Street® SPDR® S&P® Dividend ETF

State Street® SPDR® S&P® Health Care Equipment ETF

State Street® SPDR® S&P® Health Care Services ETF

State Street® SPDR® S&P® Homebuilders ETF

State Street® SPDR® S&P® Insurance ETF

State Street® SPDR® S&P Kensho Clean Power ETF

State Street® SPDR® S&P Kensho Final Frontiers ETF

State Street® SPDR® S&P Kensho Future Security ETF

State Street® SPDR® S&P Kensho Intelligent Structures ETF

State Street® SPDR® S&P Kensho New Economies Composite ETF

State Street® SPDR® S&P Kensho Smart Mobility ETF

State Street® SPDR® S&P® Leveraged Loan ETF

State Street® SPDR® S&P® Metals & Mining ETF

State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF

State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF

State Street® SPDR® S&P® Pharmaceuticals ETF

State Street® SPDR® S&P® Regional Banking ETF

State Street® SPDR® S&P® Retail ETF

State Street® SPDR® S&P® Semiconductor ETF

State Street® SPDR® S&P SmallCap 600 ESG ETF

State Street® SPDR® S&P® Software & Services ETF

State Street® SPDR® S&P® Telecom ETF

State Street® SPDR® S&P® Transportation ETF

State Street® SPDR® US Large Cap Low Volatility Index ETF

State Street® SPDR® US Small Cap Low Volatility Index ETF

[REDACTED]

As of March 1, 2026